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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               January 31, 2001
                                                               ----------------
                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
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               (Exact name of registrant as specified in its charter)

          Delaware                  0-19277                    13-3317783
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      (State or other           (Commission                   (IRS Employer
      jurisdiction of            File Number)               Identification No.)
       incorporation)

                     Hartford Plaza
                  Hartford, Connecticut                           06115
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code            (860) 547-5000
                                                           --------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report).


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Item 5.        Other Events.
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               On January 25, 2001, the registrant issued a press release announcing its results for the fourth quarter and full year of 2000, and that it has agreed to acquire the individual life insurance, annuity and mutual fund businesses of Fortis, Inc. (operating as Fortis Financial Group) for $1.12 billion in cash. A copy of the press release, and supplemental information relating to the matters covered in the press release, is attached as Exhibit 99.1 to, and incorporated by reference in, this Form 8-K.



Item 7.        Financial Statement and Exhibits.
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(c)     Exhibits

Exhibit No.    Description

99.1 Press release of The Hartford Financial Services Group, Inc., dated January 25, 2001, and supplemental information relating to the matters covered in the press release.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE HARTFORD FINANCIAL
                                    SERVICES GROUP, INC.




                                    By:        /s/ C.M. O'Halloran
                                       ----------------------------------------
                                       Name:  C.M. O'Halloran
                                       Title: Senior Vice President
                                              and Director of Corporate Law



Date:  January 31, 2001




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